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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):     JUNE 3, 1996


                        HI-SHEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                 001-12810            22-2535743
                                -----------
         (State or other        (Commission         (I.R.S. Employer
         jurisdiction           File Number)       Identification No.)
         of incorporation)


             24225 Garnier Street, Torrance, CA         90505-5323
         (Address of principal executive offices)       (Zip Code)


   Registrant's telephone number, including area code:       (310) 784-2100




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ITEM 4    CHANGE IN REGISTRANTS'S CERTIFYING ACCOUNT

     On June 3, 1996, the Company's Board of Directors approved the engagement of McGladrey & Pullen, LLP to conduct an audit of the Company's financial statements for the period ended May 31, 1996. The Company's engagement of McGladrey & Pullen, LLP as the Company's independent auditors immediately follows the replacement of Deloitte & Touche LLP, who had been engaged to audit the Company's financial statements for the fiscal years ended May 31, 1993 through May 31, 1995. A change in accountants had been recommended by the Company's Audit Committee. The audit reports provided by Deloitte & Touche LLP for the fiscal years ended May 31, 1993 through May 31, 1995 did not contain any adverse opinion or a disclaimer of opinion nor was any report qualified in any respect, and management of the Company knows of no past disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing, scope or procedure.

ITEM 7(C) EXHIBITS.

    The following exhibit is filed as part of this report in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit         Name of Exhibit
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16        Letter on Change in certifying accountant

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HI-SHEAR TECHNOLOGY CORPORATION


Date: June 7, 1996            By:  /s/ George W. Trahan
                                   ---------------------------
                                   George W. Trahan,
                                   Vice President and Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit         Name of Exhibit                        Page Number
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16        Letter on Change in certifying accountant